UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2005

JETBLUE AIRWAYS CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York  11375

(Address of principal executive offices)                    (Zip Code)

(718) 709-3026

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 10, 2005, the Audit Committee of JetBlue Airways Corporation, or JetBlue, upon the recommendation of management and with the concurrence of Ernst & Young LLP, JetBlue’s independent registered public accounting firm, concluded that the previously issued financial statements contained in JetBlue’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005, collectively the 2005 Form 10-Qs, should not be relied upon because of errors in those financial statements related to accounting for leases and unpaid ticket reservations.

On October 12, 2005, JetBlue filed amendments to each of the 2005 Form 10-Qs to restate its consolidated financial statements and other financial information contained in those reports with respect to its accounting for 1) rent expense under operating leases for certain airport properties containing provisions with minimum rent escalations, 2) depreciation expense for leasehold improvements with respect to certain airport locations and other facilities, and 3) the inadvertent recognition of passenger revenue related to unpaid ticket reservations.

For a detailed discussion of the matters giving rise to the Audit Committee’s conclusion and these restatements, please refer to “Amendment No. 1 Overview” on page 1 of each of the Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2005 and June 30, 2005, which were filed on October 12, 2005 and are incorporated herein by reference.

JetBlue’s Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with Ernst & Young.

Item 8.01 Other Events

JetBlue corrected its financial statements for 2004 and 2003 contained in its Annual Report on Form 10-K/A for the year ended December 31, 2004, or the 2004 Form 10-K/A, with respect to its accounting for 1) rent expense under operating leases for certain airport properties containing provisions with minimum rent escalations, 2) depreciation expense for leasehold improvements with respect to certain airport locations and other facilities, and 3) the inadvertent recognition of passenger revenue related to unpaid ticket reservations. JetBlue does not believe that these corrections are material, individually or in the aggregate, to its business, financial condition or results of operations for any of the periods presented in the 2004 Form 10-K/A. These corrections resulted in a cumulative decrease to retained earnings of $2.1 million as of December 31, 2004 and represented 2.7% and 0.8% of JetBlue’s 2004 and 2003 net income, respectively. As a result:

•       Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplemental Data for the years ended December 31, 2004 and 2003 contained in the 2004 Form 10-K/A have been restated in their entirety in Exhibit 99.2 hereto, and are incorporated herein by reference; and

•       The Statement of Computation of Ratio of Earnings to Fixed Charges filed as Exhibit 12.1 to the 2004 Form 10-K/A has been restated in Exhibit 12.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(c)          Exhibits

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.
23	Consent of Ernst & Young LLP.
99.1	Press Release dated October 12, 2005 announcing Restatement of Financial Statements.
99.2	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: October 12, 2005	By:	/s/ HOLLY NELSON
Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.
23	Consent of Ernst & Young LLP.
99.1	Press Release dated October 12, 2005 announcing Restatement of Financial Statements.
99.2	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data.